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[AIM INVESTMENTS LOGO APPEARS HERE]     P.O. BOX 9112
                                        FARMINGDALE, NY 11735





AIM V.I. DEMOGRAPHIC TRENDS FUND (THE "FUND")                     PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS                        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                             TO BE HELD OCTOBER 31, 2006

The undersigned hereby appoints Robert H. Graham, Philip A. Taylor, John M. Zerr, and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on October 31, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.


                                  PROXY MUST BE SIGNED AND DATED BELOW.


                         Dated                      2006
                               --------------------



                         -------------------------------------------------------
                         Signature(s) (if held jointly)        (SIGN IN THE BOX)

                         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                                                                AIM DDT-Proxy-DH

                                      PLEASE FILL IN BOX AS SHOWN USING BLACK OR
                                      BLUE INK OR NUMBER 2 PENCIL. [X]
                                      PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                              FOR       AGAINST      ABSTAIN
1.  Approve a Plan of Reorganization under which all of the assets and                        [ ]         [ ]          [ ]
    liabilities of AIM V.I. Demographic Trends Fund (the "Fund"), a portfolio of
    AIM Variable Insurance Funds ("Trust"), will be transferred to AIM V.I.
    Capital Appreciation Fund ("Buying Fund"), also a portfolio of Trust, and
    Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.


PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.



                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND
                       RETURN IT IN THE ENCLOSED ENVELOPE.


                                                                AIM DDT-Proxy-DH

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735





               FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD

   INTERNET:   Go to WWW.PROXYWEB.COM and follow the online directions.

  TELEPHONE:   Call 1-888-221-0697 and follow the simple instructions.

       MAIL:   Vote, sign, date and return your voting instruction card by mail.

  IN PERSON:   Vote at the Special Meeting of Shareholders.





                    EACH CONTRACT OWNER'S VOTE IS IMPORTANT!
                          PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD



                                                                                                    VOTING INSTRUCTION CARD
AIM V.I. DEMOGRAPHIC TRENDS FUND (THE "FUND")                        PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                  ON BEHALF OF AIM VARIABLE INSURANCE FUNDS
                                                                                                TO BE HELD OCTOBER 31, 2006

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on October 31, 2006, at 3:00 p.m., Central Time, and at any adjournments thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.


                         VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                         Dated                      2006
                               --------------------




                         -------------------------------------------------------
                         Signature(s) (if held jointly)        (SIGN IN THE BOX)

                         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

                                                                  AIM DDT-VIC-DH

                             PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                             PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                           FOR       AGAINST      ABSTAIN
1.  Approve a Plan of Reorganization under which all of the assets and                     [ ]         [ ]          [ ]
    liabilities of AIM V.I. Demographic Trends Fund (the "Fund"), a portfolio of
    AIM Variable Insurance Funds ("Trust"), will be transferred to AIM V.I.
    Capital Appreciation Fund ("Buying Fund"), also a portfolio of Trust, and
    Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.


PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND
                       RETURN IT IN THE ENCLOSED ENVELOPE.




                                                                  AIM DDT-VIC-DH